               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  ----------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               February 28, 1995
                                                --------------------------------

                              NEWPORT CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Nevada                          0-1649              094-0849175
- --------------------------------------------------------------------------------
  (State or other jurisdiction            (Commission         (I.R.S.  Employer
of incorporation or organization)         File Number        Identification No.)


       1791 Deere Avenue, Irvine, CA                       92714
- --------------------------------------------------------------------------------
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code                (714) 863-3144
                                                  ------------------------------


                                Not Applicable
- --------------------------------------------------------------------------------
        (Former name or former address, if changed, since last report.)

                               Page 1 of 12 Pages

                 Exhibit Index on Sequentially Numbered Page 3
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     Item 7. Financial Statements, Pro Forma Financial Information and
             ---------------------------------------------------------
             Exhibits
             --------

             (a)   Financial Statements of Business Acquired.
                   ------------------------------------------

                   Audited Financial Statements of ROI as of March 31, 1994 and for the year then ended. (incorporated by reference to Form 8-K filed on March 15, 1995).

                   Unaudited Financial Statements of ROI as of December 31, 1994 and for the nine-month periods ended December 31, 1994 and 1993 (revised). Refer to Exhibit 99.2 below.

             (b)   Pro Forma Financial Information.
                   --------------------------------

                   Pro Forma Financial Statements as of December 31, 1994 and for the years ended December 31, 1994 and 1993, the five months ended December 31, 1992 and the year ended July 31, 1992. Refer to Exhibit 99.3 below.

             (c)   Exhibits.
                   ---------

                   Exhibit
                   Number
                   ------


                   99.2 Unaudited Financial Statements of ROI as of December 31, 1994 and for the nine-month periods ended December 31, 1994 and 1993 (referenced in Item 7 (a) above).

                   99.3 Pro Forma Financial Statements as of December 31, 1994 and for the years ended December 31, 1994 and 1993, the five months ended December 31, 1992 and the year ended July 31, 1992 (referenced in Item 7 (b) above).

                              Page 2 of 12 Pages
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                                 EXHIBIT INDEX
                                 -------------

The following exhibit is attached hereto and incorporated herein by reference:

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



                                                                   Sequentially
Exhibit                                                              Numbered
 Number                    Description                                 Page
- -------                    -----------                             ------------
99.2    Unaudited Financial Statements of ROI as of December 31,
        1994 and for the nine-month periods ended December 31,
        1994 and 1993 (referenced in Item 7 (a) above).                  4

99.3    Pro Forma Financial Statements as of December 31, 1994 and
        for the years ended December 31, 1994 and 1993, the five
        months ended December 31, 1992 and the year ended July 31,
        1992. (referenced in Item 7 (b) above).                          8

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                               Page 3 of 12 Pages